Exhibit 99.1

TILT Holdings Announces Board Changes

Adam Draizin Steps Down;

TILT Veteran Marshall P. Horowitz Joins Board

PHOENIX, October 3, 2024 --TILT Holdings Inc. (“TILT” or the “Company”) (NEO: TILT) (OTCQX: TLLTF), a global provider of cannabis business solutions that include inhalation technologies, cultivation, manufacturing, processing, brand development and retail, today announced that Adam Draizin has stepped down from the Company’s Board of Directors (the “Board”) effective October 1 and Marshall P. Horowitz was appointed to the Board effective October 2.

Mr. Horowitz previously served as the first General Counsel for TILT Holdings. Mr. Horowitz brings decades of global legal and transactional experience to this board position, representing noteholders of TILT Holdings.

“We’d like to thank Adam for his time and contributions while serving on the Board,” said Chief Executive Officer Tim Conder. “We are pleased that Marshall has agreed to return to TILT as a board member designated by the noteholders’ designee.  We believe his breadth of knowledge will complement the Board as we continue to navigate the challenges facing the Company.”

For nearly 30 years, Mr. Horowitz has focused his practice on corporate legal and transactional work at national and international law firms and he has a depth of knowledge about TILT Holdings from his previous position as General Counsel. His practice has focused on serving as primary outside legal counsel to a broad array of companies and entrepreneurs across many industries. Over the years, Mr. Horowitz has practiced in New York, Los Angeles, Hong Kong, and Singapore.

About TILT

TILT helps cannabis businesses build brands. Through a portfolio of companies providing technology, hardware, cultivation and production, TILT services brands and cannabis retailers across 40 states in the U.S., as well as Canada, Israel, South America and the European Union. TILT’s core businesses include Jupiter Research LLC, a wholly-owned subsidiary and leader in the vaporization segment focused on hardware design, research, development and manufacturing; and cannabis operations, Commonwealth Alternative Care, Inc. in Massachusetts, Standard Farms LLC in Pennsylvania, and Standard Farms Ohio, LLC in Ohio. TILT is headquartered in Phoenix, Arizona. For more information, visit www.tiltholdings.com.

Forward Looking Statements

This news release contains forward-looking information and statements (together, “forward-looking information”) under applicable Canadian and U.S. securities laws which are based on current expectations. Forward-looking information is provided for the purpose of presenting information about TILT management’s current expectations and plans relating to the future and readers are cautioned that such statements may not be appropriate for other purposes. Forward-looking information may include TILT’s business strategy and growth opportunities, the opinions or beliefs of management, prospects, opportunities, priorities, targets, goals, ongoing objectives, milestones, strategies, and outlook of TILT, and includes statements about, among other things, future developments, the future operations, strengths and strategy of TILT. Generally, forward-looking information can be identified by the use of forward-looking terminology such as “plans”, “expects” or “does not expect”, “is expected”, “will”, “budget”, “scheduled”, “estimates”, “forecasts”, “intends”, “anticipates” or “does not anticipate”, or “believes”, or variations of such words and phrases or state that certain actions, events or results “may”, “could”, “would”, “might” or “will be taken”, “occur” or “be achieved”. These statements should not be

Exhibit 99.1

read as guarantees of future performance or results. These statements are based upon certain material factors, assumptions and analyses that were applied in drawing a conclusion or making a forecast or projection, including TILT’s experience and perceptions of historical trends, the ability of TILT to maximize shareholder value, current conditions and expected future developments, as well as other factors that are believed to be reasonable in the circumstances.

Although such statements are based on management’s reasonable assumptions at the date such statements are made, there can be no assurance that such forward-looking information will prove to be accurate, as actual results and future events could differ materially from those anticipated in such forward-looking information. Accordingly, readers should not place undue reliance on the forward-looking information. TILT assumes no responsibility to update or revise forward-looking information to reflect new events or circumstances unless required by applicable law.

By its nature, forward-looking information is subject to risks and uncertainties, and there are a variety of risk factors, many of which are beyond the control of TILT, and that may cause actual outcomes to differ materially from those discussed in the forward-looking information. Such risk factors include, but are not limited to, those risks described under the heading “Item 1A Risk Factors” in the Annual Report on Form 10-K for the fiscal year ended December 31, 2022 and “Item 1A Risk Factors” in the Quarterly Report on Form 10-Q for the quarter ended March 31, 2023 and other subsequent reports filed by TILT with the United States Securities and Exchange Commission at www.sec.gov and on SEDAR at www.sedar.com.]

Company Contact:

Lynn Ricci, VP of Investor Relations & Corporate Communications

TILT Holdings Inc.

lricci@tiltholdings.com

Investor Relations Contact:

Sean Mansouri, CFA

Elevate IR

TILT@elevate-ir.com

720.330.2829

Media Contact:

Leland Radovanovic

Trailblaze

TILT@trailblaze.com